Exhibit 99.1

Annual Meeting February 7, 2008

2 Agenda • Introductions • Corporate Secretary Report • Voting Results • Financial Report • CEO Remarks •Questions

Introductions James W. Hansen Chairman, Board of Directors

Corporate Secretary Report Monte S. Johnson Senior Vice President, CFO & Secretary to Board of Directors

Voting Results

Adjournment

Financial Report Monte S. Johnson Senior Vice President, CFO & Secretary to Board of Directors

8 Cautionary Statement Regarding Forward-Looking Statements Certain statements contained in this presentation, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to our future operating performance and the products and services we expect to offer and other statements contained herein regarding matters that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the “safe harbor” created by those sections. Generally, words such as “may,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “will,” “predict,” “intend,” or “potential” and similar expressions identify forward-looking statements. Because such statements include risks and uncertainties, many of which are beyond our control, actual results may differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (i) competitive factors, including pricing pressures; (ii) variability in quarterly sales; (iii) economic trends generally and in various markets; (iv) general economic conditions; (v) risks associated with introducing new products, features and services; and (vi) other events and important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”). Future SEC filings, future press releases and oral or written statements made by us or with our approval, which are not statements of historical fact, may also contain forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they were made, and except as required by law, we assume no obligation to update any forward-looking statements. Although we believe that the expectations reflected in these statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We do not intend to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

9 FY 07 Comparative Operating Results in 000's FY 07 FY 06 Revenues 8,605 11,932 Cost of Sales 5,762 7,590 Gross Profit 2,843 4,342% 33.0% 36.4% Operating Expenses Research and Development 4,715 3,714 Sales and Marketing 3,972 3,013 General and Administrative 2,634 1,936 Total Operating Expenses 11,321 8,663 Operating profit (loss) (8,478) (4,321) Other Income 469 660 EBIT (8,009) (3,661) Income Tax Expense 65 - Net Income (8,074) (3,661) Net Loss Per Share (1.59) $ (0.74) $

10 Balance Sheet Comparison 9/30/07 9/30/06 in 000's Cash & Investments 4,550 11,036 Accounts Receivable (net of reserve) 838 1,446 Inventory (net of reserve) 1,815 1,925 Current Liabilities 2,394 2,053 Long Term Liabilities 132 66 Stockholders' Equity 8,326 15,709

11 FY08 Q1 Results in 000's Actual Prior Year Actual Actual Revenues 2,008 2,766 Cost of Sales 1,168 1,581 Gross Profit 840 1,185% 41.8% 42.8% Operating Expenses Research and Development 1,507 704 Sales and Marketing 1,598 780 General and Administrative 757 672 Total Operating Expenses 3,862 2,156 Operating profit (loss) (3,022) (971) Interest Expense (15) - Other Income 82 149 EBIT (2,955) (822) Provision (benefit) for taxes 16 16 Net income (loss) (2,971) (838) Net Loss Per Share (0.58) $ (0.17) $

12 Balance Sheet Comparison 12/31/07 9/30/07 in 000's Cash & Investments 6,759 4,550 Accounts Receivable (net of reserve) 1,321 838 Inventory (net of reserve) 1,879 1,815 Current Liabilities 3,367 2,394 Long term Liabilties 5,182 132 Stockholders' Equity 5,729 8,326

February 7, 2008 Ciprico Annual Meeting Steve Merrifield, President and CEO

14 Vision • Provide a data protection software platform that is flexible in support of all major system architectures – Employable across multiple markets – Across open standards platforms – With multiple drive types – Across commonly used interfaces    THAT CAN DRIVE SUSTAINABLE GROWTH AND PROFITABILITY

15 Key Accomplishments • Hired key executives and engineering talent • Launched three new product families targeted at volume IT markets – PCI RAID SAS/SATA add-in cards, RC5100/5200 [Jul 07] – Award winning MediaVault 5100 series [Nov 07] – Core logic software supporting Intel core logic (75%+ server market share) [Sep 07] • Key wins/design activities – Over 40K RAIDCore Licenses – 100 customer evaluating RAIDCore – Have shipped RAIDCore to 30+ customers

16 Ciprico’s Future • Industry leading Data Protection Software • Virtual RAID – Displace expensive hardware with software – Take advantage of multi-core processing – Silicon Agnostic • Economic targets – Take 15-25% share of $625M – Return to Profitability in 2009

17 Upgrade Licenses High End PCs $90 million (2) Server RAID Adapter - OEM Sales $243 million (1) Server RAID Adapter - Distribution Sales $177 million (1) Basic Server Motherboard Licenses $27 million (2) Advanced Server Motherboard Upgrades $45 million (2) Enthusiast / High End PC Licenses $42 million (2) Our Addressable Market Total Available Market – $624 million (1) Source: Gartner, Aug 2007. (2) Source: IDC and Ciprico Company Estimates. Ciprico Exceeded 40,000 RAIDCore license shipments!

18 Market Dynamics 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2001 2002 2003 2004 2005 2006 SCSI SATA SAS / SATA • Data Storage Capacity Growing at 50%+ GAGR • Server RAID Controller Market Rapidly changing – 4.8M RAID adapters or licenses shipping annually – SAS/SATA growing rapidly (>1000%) • Ciprico leading market with first SAS/SATA Virtual RAID, Business Class solution Source: Gartner, Aug 2007. K units Integrated SAS/SATA controllers replacing SATA and SCSI

19 Disk Controller Vendor A Disk Controller Vendor B Disk Controller Vendor C Virtual RAID • Virtualization – replacing hardware with software • Current RAID market is dominated by fixed vendor proprietary hardware solutions • Ciprico’s Virtual RAID software solution offers highly universal solution leveraging virtualization techniques Virtualization or O/S Layer Hardware agnostic, lower TCO Ciprico Virtual RAID

20 Riding Technology Trends 1 2 4 CPU CPUs CPUs Memory/FSB 677MHz 1333MHz 1600MHz 2006 2007 2008 Built in SATA Ports Built in SATA Ports Built in SATA Ports Hardware RAID - costly 1.2GHz processor and/or ASIC Virtual RAID – Multiple “free” 3GHz multi-core CPUs and high speed memory 1066MHz

21 Virtual RAID Replaces Hardware RAID Power PC Processor Custom RAID ASIC Engine Disk I/O Chip (e.g. Marvell SATA) Memory (on rear of board) Multi-core + Core Logic Virtual RAID Hardware RAID $4-$100 $400-$1200 Multi-core + I/O adapter I/O Adapter $150-$400

22 Helping the Environment • Data centers and web compute farms are increasing in energy requirements – data centers consume >1.5% of all US energy – power consumption doubled from 2000-2005 – 1000s of servers • Software RAID reduces power consumption in data centers – Elimination of key energy consuming components – 10W-15W per machine => 10KW per 1000 servers – $30,000-50,000 energy cost savings per 1000 servers per year

23 Virtual RAID Value Proposition • Leverages rapid growth in multi-core and faster servers • Reduces Energy Consumption by >50% • Silicon Agnostic • Improved Performance • Improved Features & Usability • Web Based, Tiered Upgradeability • Faster Time to Market for New Technologies • Lower System Cost and Cost of Ownership

24 Customers and Partners Systems Builders PC MotherBoard OEMs Strategic Partners Continuing to build a broader customer and partner base

25 Target Customers/Partners 100+ evaluating

Highly Experienced Management Team

Steven D. Merrifield *President & Chief Executive Officer*	• Joined Ciprico in December 2006 • Formerly VP Global Sales for the technology group at IBM and Senior VP of Global Sales and director of Hitachi GST
Monte S. Johnson *Senior Vice President & Chief Financial Officer*	• Joined Ciprico in 2005 • Formerly Senior VP, CFO and CAO of Pro Staff Professional Services and served in financial and management positions with General Electric, Honeywell and Deloitte & Touche
Andrew Mills *Senior Vice President – Marketing & Development*	• Joined Ciprico in 2006 • Formerly CEO of NetCell Corp, Senior VP and GM of Broadband Communications for TDK Semi and served in strategic marketing positions at Rockwell Semi and AMD
Mark Moran *Chief Engineer*	• Joined Ciprico in 2006 • Formerly a software architect in the Engineering and Technology Services of IBM and senior consulting engineer and product engineer for CNT (McData, Brocade)
Mark Egerton *Vice President Sales*	• Joined Ciprico in 2007 • Formerly Senior VP of Sales for SiliconStor, Senior VP of Sales for 3ware/AMCC, and VP of OEM Sales for Adaptec

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Thank You